Income Taxes - Summary of Classification of Deferred Tax Assets Liabilities by Current and Non-current (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Components of Deferred Tax Assets and Liabilities [Abstract]
Total deferred tax assets	$ 113,474	$ 92,658
Less: Valuation allowance	(54,220)	(23,999)	$ (9,026)	$ (11,349)
Net deferred tax assets	59,254	68,659
Total deferred tax liabilities	(12,898)	(9,772)
Total deferred tax	$ 46,356	$ 58,887